UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                                SCHEDULE 14A-101

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.___)

Filed by the Registrant                          [x]
Filed by a Party other than the Registrant       [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement.
[ ]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)).
[x]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240. 14a-12.

                               LECROY CORPORATION
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:

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       5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount previously paid:

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           2)   Form, Schedule or Registration Statement No.:

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           3)   Filing Party:

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           4)   Date Filed:

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



                               LECROY CORPORATION

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 29, 2003


                                                         700 Chestnut Ridge Road
                                                  Chestnut Ridge, New York 10977
                                                              September 29, 2003


To the Stockholders of
   LeCroy Corporation:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LeCroy Corporation will be held at LeCroy Corporation's executive offices located at 700 Chestnut Ridge Road, Chestnut Ridge, New York, on Wednesday, October 29, 2003 at 11:00 a.m., Eastern Time, for the following purposes:

1. To elect two directors to the Board of Directors of the Company, to each serve for a term of three years;

2.       To approve the 2003 Stock Incentive Plan;

3.       To approve the Amended and Restated 1995 Employee Stock Purchase Plan;
         and

4. To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Stockholders of record at the close of business on September 2, 2003 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.



                                            By Order of the Board of Directors,



                                            Scott D. Kantor
                                            Secretary

--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, OR VOTE BY TELEPHONE OR THE INTERNET (INSTRUCTIONS ARE ON YOUR PROXY
CARD), SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                               LECROY CORPORATION

                                -----------------

                                 PROXY STATEMENT

RECORD DATE, SOLICITATION, VOTING AND REVOCABILITY OF PROXIES, VOTING RIGHTS

     This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the holders of the Common Stock of LeCroy Corporation ("LeCroy," "Company," "we," "our" or "us") in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held on October 29, 2003 at 11:00 a.m., Eastern Time, at our executive offices, at 700 Chestnut Ridge Road, Chestnut Ridge, New York, and at any adjournment or postponement thereof. The close of business September 2, 2003 is the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     This Proxy Statement and proxies for use at the Annual Meeting will be mailed to stockholders on or about September 29, 2003, and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or in person by our officers, directors or regular employees, who will not receive any additional compensation for such solicitation activities. We may enlist the assistance of brokerage houses in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by LeCroy.

     A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with our Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specific instructions are given, your shares will be voted for proposals 1, 2 and 3, as set forth in the accompanying Notice of the Annual Meeting of Stockholders, and in accordance with the best judgment of the named proxies on any other matters that may properly come before the Annual Meeting.

      As of the close of business on September 2, 2003, we had outstanding 10,458,011 shares of Common Stock, $.01 par value, and 500,000 of Series A Convertible Redeemable Preferred Stock ("Preferred Stock"), $.01 par value. Each share of Common and Preferred Stock is entitled to one vote on all matters presented at the Annual Meeting. The presence, either in person or by duly executed proxy, of the holders of a majority of outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Shares that reflect abstentions or "broker non-votes" (i.e., shares held by brokers that are represented at the Annual Meeting but as to which such brokers have not received instructions from the beneficial owners and, with respect to one or more but not all issues, such brokers do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting but will not be counted as votes on any proposals at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors, the approval of the 2003 Stock Incentive Plan or the Amended and Restated 1995 Employee Stock Purchase Plan. The affirmative vote of the holders of a plurality of the shares of stock present or represented and actually voted at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of stock present or represented and actually voted at the Annual Meeting is required for the approval of the 2003 Stock Incentive Plan and the Amended and Restated 1995 Employee Stock Purchase Plan.

      Our Annual Report for the fiscal year ended June 30, 2003, containing the audited financial statements and notes thereto, is being mailed to stockholders concurrently with this statement.

      The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of our Common and Preferred Stock as of July 31, 2003 by (i) each person or group who is known by us to own beneficially more than five percent (5%) of the issued and outstanding Common and Preferred Stock, (ii) each director and nominee for director, (iii) each named executive officer described in the section of this Proxy Statement captioned "Executive Compensation," and
(iv) all directors and executive officers of LeCroy as a group. Except as otherwise indicated below, to the knowledge of LeCroy, all persons listed below have sole voting and investment power with respect to their shares of Common and Preferred Stock shown as of July 31, 2003, except to the extent authority is shared by spouses under applicable law.


                                                                                        AMOUNT &
                                                                                       NATURE OF     PERCENT
                                                                                       BENEFICIAL       OF
TITLE OF CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER                                 OWNERSHIP      VOTING
--------------    ------------------------------------                                 ----------    -------
Common            State of Wisconsin Investment Board...............................     1,720,420     15.8
                     P.O. Box 7842
                     Madison, Wisconsin 53707
Common            Peter H. Kamin (1)................................................     1,499,488     13.7
                     c/o ValueAct Capital Partners
                     1 International Place, Suite 2401
                     Boston, Massachusetts 02110
Common            Kopp Investment Advisors, Inc. ...................................     1,319,049     12.1
                     7701 France Avenue South, Suite 500
                     Edina, Minnesota 55435
Common            State Street Research and Management Company......................     1,029,400      9.4
                     1 Financial Center
                     Boston, Massachusetts 02111
Common &          Douglas A. Kingsley (2)...........................................       791,000      7.1
Preferred
Common            Royce & Associates, LLC...........................................       770,800      7.1
                     1414 Avenue of the Americas
                     New York, NY 10019
Common            TCW Asset Management Company......................................       736,360      6.7
                     865 South Figueroa Street, Suite 1800
                     Los Angeles, California 90017
Common            Walter O. LeCroy, Jr. (3).........................................       454,108      4.2
Common            Lutz P. Henckels (4)..............................................       445,048      4.0
Common            Thomas H. Reslewic (5)............................................       279,846      2.5
Common            David C. Graef (6)................................................        91,933       *
Common            Raymond F. Kunzmann (7)...........................................        63,960       *
Common            R. Scott Bausback (8).............................................        62,500       *
Common            Conrad J. Fernandes (9)...........................................        59,788       *
Common            Robert E. Anderson (10)...........................................        52,870       *
Common            Charles A. Dickinson (11) ........................................        42,354       *
Common            William G. Scheerer (12) .........................................        42,101       *
Common            Allyn C. Woodward, Jr. (13).......................................        41,716       *
Common            Scott D. Kantor (14)..............................................        35,797       *
                  All executive officers and directors as a group (14 persons)(15)..     3,962,509     32.4
--------

     *Denotes less than 1% of the outstanding Common and Preferred Stock


       If not otherwise noted, the address of the beneficial owner is c/o LeCroy Corporation, 700 Chestnut Ridge Road, Chestnut Ridge, New York 10977.

(1) Includes 1,475,072 shares of Common Stock owned by ValueAct Capital Partners and its affiliates ValueAct Capital Partners L.P., ValueAct Capital Partners II Limited Partnership and ValueAct Capital International Limited, and 24,416 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(2) Includes 500,000 shares of Common Stock issuable to Advent Global GECC III Limited Partnership, Envirotech Investment Fund I Limited Partnership, Adwest Limited Partnership, Oakstone Ventures Limited Partnership and Advent Partners Limited Partnership (the "Advent Entities") upon conversion of Series A Convertible Redeemable Preferred Stock, 250,000 shares of Common stock issuable to the Advent Entities upon exercise of warrants to purchase Common Stock and 41,000 shares of Common Stock issuable to Mr. Kingsley under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

       Mr. Kingsley disclaims beneficial ownership of all such shares issuable to the Advent Entities with the exception of 500 of the shares of Common Stock issuable to Advent Partners Limited Partnership upon exercise of warrants to purchase Common Stock and 1,000 of the shares of Common Stock issuable to Advent Partners Limited Partnership upon conversion of Series A Convertible Preferred Stock, in which Mr. Kingsley has a pecuniary interest as a limited partner of Advent Partners Limited Partnership.

(3) Includes an aggregate of 5,451 shares of Common Stock held in certain trusts for the benefit of members of Mr. LeCroy's family. Mr. LeCroy disclaims beneficial ownership of the 5,451 shares held in such trusts.

(4) Includes 257,935 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003 and an aggregate of 94,811 shares held in certain trusts for the benefit of Mr. Henckels' children. Mr. Henckels disclaims beneficial ownership of the 94,811 shares held in such trusts.

(5) Includes 267,187 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(6) Includes 83,275 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(7) Includes 63,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(8) Includes 62,500 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(9) Includes 58,746 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(10) Includes 51,870 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(11) Includes 41,954 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(12) Includes 41,901 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(13) Includes 41,716 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(14) Includes 35,618 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003.

(15) Includes an aggregate of 1,071,118 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of July 31, 2003, 500,000 shares of Common Stock issuable upon conversion of Series A Convertible Redeemable Preferred Stock and 250,000 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock.

               PROPOSAL NO. 1 -- ELECTION OF A CLASS OF DIRECTORS

     We have a classified Board of Directors consisting of three classes. At each Annual Meeting, a class of directors is elected for a full term of three years to succeed those whose terms are expiring. All of our directors are listed below with their principal occupations for the last five years.

     At the Annual Meeting, two directors are to be elected in Class II, to hold office for three years or until their respective successors are elected and qualified. All of the nominees are members of the present Board of Directors. The remaining directors will continue to serve as set forth below other than Douglas Kingsley, who resigned on September 25, 2003 and whose term was to expire at the Annual Meeting. It is intended that the shares represented by the enclosed proxy will be voted for the election of the nominees named below, except where authority has been withheld.

     Should such nominees be unable or unwilling to accept nomination or election, it is intended that the accompanying proxy will be voted for such other persons as may be nominated by the Nominating / Governance Committee of the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unavailable to serve if elected.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF LECROY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.


                  INFORMATION REGARDING NOMINEES AND DIRECTORS

     The following sets forth certain information with respect to the nominees and those continuing directors of LeCroy whose terms expire at the annual meetings of stockholders in 2004 and 2005.

                                                   NOMINEES FOR ELECTION AS
                                       CLASS II DIRECTORS FOR A THREE YEAR TERM EXPIRING
                                                  AT THE 2006 ANNUAL MEETING


NAME OF DIRECTOR                            AGE   POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
----------------                            ---   ----------------------------------------------------------------------
William G. Scheerer (1) (2) (3)             65    Mr.  Scheerer  joined our Board of Directors in July 1995 and has been
                                                  President of Performance Quest LLC, a private consulting  corporation, since January 1997. Mr.  Scheerer was Vice President of Kalman Saffran
                                                  Associates,  Inc., a high technology research and development contract company, from March 1997 to January 2001.

Allyn C. Woodward, Jr. (1) (3)              62    Mr.  Woodward  joined our Board of Directors in June 1998 and has been
                                                  Vice  Chairman  and a Director  of Adams,  Harkness & Hill,  Inc.,  an
                                                  institutional research,  brokerage and investment-banking  firm, since
                                                  June  1995.  Mr.  Woodward  serves as a director  of  several  private companies,  is an Overseer of and member of the Finance  Committee  of the Newton  Wellesley  Hospital and a director of the New England High
                                                  Tech Charity Foundation.

                                                                CLASS II DIRECTOR
                                                    RESIGNATION EFFECTIVE SEPTEMBER 25, 2003

NAME OF DIRECTOR                            AGE   POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
----------------                            ---   ----------------------------------------------------------------------
Douglas A. Kingsley                         41    Mr.  Kingsley was a member of our Board of Directors from July 1995 to
                                                  October  1998,  and rejoined the Board in June 1999.  Mr.  Kingsley is currently a Managing Director of Advent International  Corporation,  a
                                                  venture  capital  firm,  where he has been  co-head of Advent's  North
                                                  American  deal  group  since  January  1998.  Mr.  Kingsley  is also a director of Veeco Instruments Inc. and Aspen Technology.  On September
                                                  25, 2003, Mr. Kingsley  resigned as a member of the Board of Directors effective immediately.

--------

(See legend on following page)

                                                      CLASS III DIRECTORS
                                            CONTINUING IN OFFICE WHOSE TERM EXPIRES
                                                  AT THE 2004 ANNUAL MEETING

NAME OF DIRECTOR                            AGE   POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
----------------                            ---   ----------------------------------------------------------------------
Walter O. LeCroy, Jr.                       68    Mr.  LeCroy,  who founded the Company in 1964,  has served as Honorary
                                                  Chairman of the Board  since  February  1999.  Mr.  LeCroy  previously served  as the  Chairman  of the  Board  from  LeCroy's  inception  to
                                                  January 1999.  Mr. LeCroy is also a director of Butler  International,
                                                  Inc.

Robert E. Anderson (2) (3)                  62    Mr.  Anderson  joined our Board of Directors in July 1995 and has been
                                                  President of Omniken Inc., a private  consulting firm, since September
                                                  1993. Mr. Anderson is also a director of several private companies.

Thomas H. Reslewic                          44    Mr.  Reslewic was named to our Board of Directors in January 2002. Mr.
                                                  Reslewic  joined  LeCroy in 1990 and has served as President and Chief
                                                  Executive  Officer since January 2002. Mr. Reslewic  previously served
                                                  LeCroy as  President  from  October  2000  until  December  2001,  and
                                                  Executive  Vice  President and Chief  Operating  Officer from February
                                                  1998 until October 2000.


                                                       CLASS I DIRECTORS
                                            CONTINUING IN OFFICE WHOSE TERM EXPIRES
                                                  AT THE 2005 ANNUAL MEETING

NAME OF DIRECTOR                            AGE   POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
----------------                            ---   ----------------------------------------------------------------------
Charles A. Dickinson (1)                    79    Mr.  Dickinson  joined our Board of  Directors  in May 1998 and became
                                                  Chairman of the Board of Directors  in February  1999.  Mr.  Dickinson
                                                  for the last five years has been an independent  management consultant and serves as a director of Solectron Corporation,  JMAR Technologies,
                                                  Inc. and two privately held corporations.

Lutz P. Henckels                            62    Mr.  Henckels joined our Board of Directors in July 1993. Mr. Henckels served LeCroy as Chief Executive  Officer from July 1993 until January
                                                  2002,  and as  President  from  July  1993  until  October  2000.  Mr.
                                                  Henckels has also been a consultant to several  private  companies and a consultant to LeCroy since January 2002.

Peter H. Kamin (2)                          41    Peter H.  Kamin  joined our Board of  Directors  in August  2001.  Mr.
                                                  Kamin  has  been a  Partner  of  ValueAct  Capital  Partners  LLP,  an investment  management  company,  since June  2000.  From June 1992 to
                                                  June  2000,  Mr.  Kamin was a Partner  of Peak  Investment,  L.P.,  an
                                                  investment  management  company.  Mr.  Kamin  is  also a  director  of
                                                  Insurance  Auto  Auction,  Inc. and One Source  Information  Services,
                                                  Inc.

--------

(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
(3) Member of the Nominating / Governance Committee.

STRUCTURE AND COMPENSATION OF THE BOARD OF DIRECTORS

Attendance at Board and Committee Meeting

      During fiscal 2003, the Board of Directors held seven meetings. During that fiscal year, each director attended 75% or more of the total number of meetings of the Board of Directors and its committees of which he was a member.

Committees of the Board

      The Board of Directors has a Compensation Committee, Audit Committee and a Nominating / Governance Committee. The Board of Directors has determined that all committee members are "independent" as defined in Rule 4200(a)(14) of the NASDAQ listing standards. That is, none of the committee members has a relationship that may interfere with their independence from LeCroy and its management. The members and responsibilities of these committees of the Board of Directors are described as follows:

Compensation Committee

     The Compensation Committee during fiscal 2003 consists of Messrs. Charles
A. Dickinson, William G. Scheerer and Allyn C. Woodward, Jr. The principal functions of the Compensation Committee are to review our executive compensation and benefit policies and to administer the Amended and Restated 1993 Stock Incentive Plan. The Compensation Committee met two times during fiscal 2003.

Audit Committee

      The Audit Committee during fiscal 2003 consists of Messrs. Robert E. Anderson, Peter H. Kamin and William G. Scheerer. The principal functions of the Audit Committee are to review and pre-approve the engagement of our independent auditors to perform audit and non-audit services and related fees and provide assistance to the Board of Directors in fulfilling their oversight responsibility relating to: the integrity of our financial statements and financial reporting process; the systems of internal accounting and financial controls; the independent auditor's qualifications and independence; and our compliance with ethics policies and legal and regulatory requirements. The Audit Committee met seven times during fiscal 2003. For a description of the Audit Committee's findings, see "Audit Committee Report" on page 18.

Nominating / Governance Committee

     The Nominating / Governance Committee, which was established in February 2003, consists of Messrs. Robert E. Anderson, Allyn C. Woodward, Jr. and William
G. Scheerer. The primary responsibilities of the Nominating / Governance Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to us and our stockholders and that we have and follow appropriate governance standards. The principal functions of the Nominating / Governance Committee are to: develop, continually assess and monitor compliance with appropriate corporate governance guidelines; evaluate the size and composition of our Board of Directors, the criteria for Board of Directors membership, and the independence of Board of Directors members; oversee the evaluation of the performance of our Board of Directors and its committees and our management; assist our Board of Directors in establishing appropriate committees and recommend members for such committees; and identify, evaluate and recommend to our Board of Directors candidates for nomination and election as members of our Board of Directors. The Nominating / Governance Committee considers recommendations for Board of Director nominations from many sources, including stockholders. If a stockholder would like to bring such a recommendation to the Committee's attention, he or she should submit the name and biographical information to the Nominating / Governance Committee, in care of the Secretary of the Company, at the Company's executive offices. The Nominating / Governance Committee met three times during fiscal 2003.

Compensation of Directors

     LeCroy adopted a new compensation plan for its Board of Directors on December 18, 2002. The Chairman of our Board of Directors receives an annual retainer of $25,000 payable in quarterly installments. The other non-employee directors receive an annual retainer of $15,000 payable in quarterly installments. The Chairmen of the Compensation Committee, Audit Committee and Nominating / Governance Committee are paid an additional annual retainer of $7,000 payable in quarterly installments. All non-employee members of the Board of Directors receive a meeting fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board of Directors. Prior to December 18, 2002, the Chairman of our Board of Directors received an annual retainer of $30,000 and the other non-employee directors received an annual retainer of $20,000, each payable in quarterly installments.

     In addition, each non-employee director currently receives an option to purchase 15,000 shares of Common Stock, at a price equal to the fair market value on the date of grant, upon his or her initial election or appointment to the Board of Directors. These shares vest ratably on a monthly basis over 36 months. After each director's initial grant he or she will receive annual option grants of 7,000 shares (5,000 shares prior to an amendment dated October 25, 2000), at a price equal to the fair market value on the date of grant. These options vest immediately and expire ten years from the date of grant.

      No executive officer of LeCroy receives any additional compensation for serving as a member of the Board of Directors, except for reimbursement of expenses incurred attending meetings of the Board of Directors or its committees.

           PROPOSAL NO. 2 -- APPROVAL OF THE 2003 STOCK INCENTIVE PLAN

     On September 16, 2003, the Board of Directors voted to adopt, subject to stockholder approval, the Company's 2003 Stock Incentive Plan. At the Annual Meeting, you are being asked to approve the adoption of the 2003 Stock Incentive Plan (the "Plan"). For the reasons set forth below, the Board of Directors recommends that stockholders approve the Plan.

     The purpose of the Plan is to promote the best interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees and consultants of exceptional ability, upon whose judgment, initiative, and efforts our financial success and growth of the business largely depend, and to provide a means to encourage stock ownership and a proprietary interest in LeCroy.

Principal Features of the Plan

     The full text of the Plan is set forth as Appendix A hereto, and readers are urged to refer to it for a complete description of the Plan. The summary of the principal features of the Plan which follows is qualified entirely by such reference.

     The Plan provides for the grant of incentive stock options, nonqualified stock options and restricted stock awards to employees (including officers and employee directors) and consultants of the Company or any subsidiary of the Company. All employees of the Company are eligible to participate in the Plan, including its officers. The aggregate number of shares of Common Stock that may be issued or transferred pursuant to options or restricted stock awards under the Plan shall not exceed 910,167 shares. No more than an aggregate of 910,167 shares of Common Stock may be issued pursuant to the exercise of incentive stock options granted under the Plan. No participant in any year may be granted options or restricted stock awards with respect to more than 300,000 shares of Common Stock. All of the share numbers set forth in the Plan reflect our capital structure as of June 30, 2003. Such amounts shall be adjusted for any subsequent changes in the number of outstanding shares of Common Stock.

     The Compensation Committee shall supervise and administer the Plan. The Compensation Committee has the authority to determine which eligible individuals are to receive options or restricted stock awards, the terms of such options or awards, the status of such options as incentive or nonqualified stock options under the federal income tax laws, including the number of shares, exercise or purchase prices and times at which the options become and remain exercisable or restricted stock vests and the time, manner and form of payment upon exercise of an option.

     Unless approved by stockholders owning a majority of shares present and entitled to vote at a duly convened meeting of stockholders, the purchase price of any option or restricted stock award granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant of such option or award and may not be reduced after the date of grant of such option or award. The options become exercisable at such time or times as are determined by the Compensation Committee and expire after a specified period that may not exceed ten years. Options are exercisable to the extent vested only while the optionee is an eligible employee of the Company or within three months following termination of employment, except if an employee dies or becomes disabled while he or she is serving the Company, in which case the option is exercisable for a maximum of one year. Each stock option granted under the Plan shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution.

     Assuming approval of the Plan by the stockholders, the Plan shall terminate on October 29, 2013, unless earlier terminated by the Board of Directors. No stock options or restricted stock awards shall be granted after the date on which this Plan terminates. The applicable terms of the Plan, and any terms and conditions applicable to the stock options granted or restricted stock awards made prior to such date, shall survive the termination of the Plan and continue to apply to such stock options or restricted stock.

     The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time for any purpose; provided, that following approval of the Plan by the Company's stockholders, the Company will seek stockholder approval for any change to the extent required by applicable law, regulation or rule.

     Each option granted to an officer of the Company, subject to the short-swing profit restrictions of the Federal securities laws, may provide that upon the acquisition of 50% or more of the Company's outstanding common stock pursuant to a hostile takeover (as defined in the Plan), such option, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution to the officer based upon the difference between the takeover price and the exercise price of the option. In the event of an acquisition (as defined in the Plan) that is not a hostile takeover, if the acquiring entity does not assume the obligations, then all restricted stock awards and all stock options will vest and all repurchase rights with respect to restricted stock will terminate. In any event, the Compensation Committee shall have the discretion to automatically accelerate vesting of stock options and terminate the repurchase rights with respect to restricted stock awards. Upon a change of control (as defined in the Plan) that is not the result of a hostile takeover or an acquisition, the Compensation Committee shall have discretion to provide for accelerated exercisability or vesting of stock options and restricted stock awards. Such acceleration may be conditioned upon subsequent termination of the affected employee's employment.

     In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company's present Common Stock, at the time of such event the Board or the Compensation Committee shall make appropriate adjustments to the number (including the aggregate number of shares that may be issued under the Plan) and kind of shares to be issued under the Plan and the price of any stock option.

New Plan Benefits

The awards that will be granted to eligible individuals under the Plan are not determinable at this time because they will be at the discretion of the Compensation Committee.

Federal Income Tax Consequences

     The description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state, local and foreign income tax laws may not be the same as under the Federal income tax laws.

     Incentive stock options may be granted under the Plan only to employees of the Company or a subsidiary of the Company, and the aggregate fair market value (determined as of the date the incentive stock option is granted) of the number of shares with respect to which incentive stock options are exercisable for the first time by a participant in any calendar year shall not exceed $100,000 or such other limit as may be required by the Internal Revenue Code. Any options that purport to be incentive stock options but which are granted to persons other than employees of the Company or a subsidiary, shall be nonqualified options. In addition, any options that purport to be incentive stock options but are granted in amounts in excess of $100,000 in a calendar year per employee, shall be, to the extent of such excess, nonqualified options.

     All incentive stock options to be granted under the Plan are entitled to special tax treatment under Section 422 of the Internal Revenue Code. As a result, except as noted at the end of this paragraph, there are no Federal income tax consequences to the Company or the participant upon grant or exercise of an incentive stock option. If a participant holds shares of Common Stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and the Company will be entitled to an equivalent deduction. Some participants may have to pay alternative minimum tax upon exercise of an incentive stock option.

     All nonqualified options to be granted under the Plan are nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code. There are no Federal income tax consequences to the Company or the participant upon the grant of nonstatutory stock options. Upon the exercise of a nonstatutory stock option the recipient generally recognizes ordinary compensation income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and the Company is permitted a deduction equal to the amount the recipient is required to recognize. Upon the sale or exchange of any shares acquired upon exercise of the nonstatutory stock options, the excess of the amount realized over the market value of the shares on the date of exercise will be taxable.

     Restricted stock grants are generally taxable to the recipient at the time the restrictions lapse, rather than at the time of the award. The amount of income subject to tax is the difference between the fair market value of shares at the time the restrictions lapse minus the amount paid for the shares. However, the Internal Revenue Code Section 83(b) permits a taxpayer to elect, within 30 days of the award, to change the tax treatment of the restricted shares. If the recipient makes a Section 83(b) election, taxes must be reported as ordinary income at the time of the award and are determined based upon the fair market value of the restricted shares (minus the amount paid for the shares). The Company generally will be entitled to a tax deduction equal to the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares.

Equity Compensation Plan Information

     The following table summarizes the entire equity compensation program in effect for plans approved by stockholders as of June 30, 2003:

                                                                        (A)                (B)              (C)
                                                                                                            NUMBER OF
                                                                                                           SECURITIES
                                                                                                            REMAINING
                                                                     NUMBER OF                            AVAILABLE FOR
                                                                  SECURITIES TO BE                      FUTURE ISSUANCE
                                                                    ISSUED UPON      WEIGHTED-AVERAGE     UNDER EQUITY
                                                                    EXERCISE OF       EXERCISE PRICE      COMPENSATION
                                                                    OUTSTANDING       OF OUTSTANDING    PLANS (EXCLUDING
                                                                      OPTIONS,           OPTIONS,          SECURITIES
                                                                    WARRANTS AND         WARRANTS         REFLECTED IN
EQUITY PLANS APPROVED BY STOCKHOLDERS:                                 RIGHTS           AND RIGHTS         COLUMN (A))
--------------------------------------                                 ------         ---------------     -----------
Amended and Restated 1993 Stock Incentive Plan (1) (2)                 2,558,713         $   16.09                   -
1995 Non-Employee Director Stock Option Plan                              13,441             12.19                   -
1998 Non-Employee Director Stock Option Plan                             234,000             15.87             266,000
                                                                   -------------      ------------       -------------
                                                                       2,806,154         $   16.05             266,000
                                                                   =============                         =============


(1)  The Amended and Restated 1993 Stock Incentive Plan expired on January 4,
     2003.
(2) Includes 17,210 shares of restricted stock granted to certain key employees.

Board Recommendation

     The Board of Directors believes that the Company's grant of stock options and restricted stock awards under the Plan will provide significant incentives to eligible individuals who are expected to contribute materially to the continued success of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE PLAN.

   PROPOSAL NO. 3 -- APPROVAL OF THE AMENDED AND RESTATED 1995 EMPLOYEE STOCK
                                 PURCHASE PLAN

     On September 16, 2003, the Board voted to amend, subject to stockholder approval, the Company's 1995 Employee Stock Purchase Plan (the "ESPP"). The amendments to the ESPP have the effect of extending the expiration of the ESPP from June 7, 2005 to November 30, 2006 and increasing the number of shares available for issuance under the ESPP from 434,783 to 684,783 under the current capital structure. The purpose of the ESPP is twofold: first, to encourage stock ownership by employees by establishing a program that permits them to purchase shares of Common Stock on a regular basis through payroll deductions; and second, to offer employees an opportunity, without adverse tax consequences, to purchase stock at a 15% discount from market price.

Principal Features of the Plan

     The full text of the ESPP, as amended, is set forth as Appendix B hereto, and readers are urged to refer to it for a complete description of the ESPP. The summary of the principal features of the ESPP which follows is qualified entirely by such reference.

     The ESPP is intended to meet the requirements of Section 423 of the Internal Revenue Code and applicable Treasury regulations. Individuals who are customarily employed on a full-time or part-time basis by the Company, and who are regularly scheduled to work more than 20 hours per week and more than five months per calendar year, except employees who hold 5% or more of the Company's Common Stock, are eligible to participate in the ESPP. Each participant in the ESPP is granted an option to purchase shares of Common Stock from the Company on the offering commencement date. The option expires six months later on the offering termination date. The exercise price of the option is 85% of the market value of the Common Stock on either the offering commencement date or the offering termination date, whichever is lower. Participants save funds to exercise the option by authorizing the Company to make payroll deductions. Participants may withdraw all (but not less than all) accumulated payroll deductions, by submitting a written request to the Company not later than the close of business on the offering termination date. As each group of options expires, new options are granted. This continues until the earlier of the date all of the shares of Common Stock reserved under the ESPP have been sold or the date the ESPP terminates. An option will immediately expire after the participant's termination of employment for any reason other than death. In the event of the participant's death, the option may be transferred by the participant's will or the laws of descent and distribution.

Federal Income Tax Consequences

     The description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state, local and foreign income tax laws may not be the same as under the Federal income tax laws.

     There are no Federal income tax consequences to the Company or to the participant upon the grant or exercise of an option acquired under the ESPP. Employees will recognize income when they sell or dispose of the shares and the tax consequences generally depends on how long the employee holds the shares.

     If the participant holds shares of Common Stock purchased pursuant to the exercise of an ESPP option for at least two years after the date the option was granted and at least one year after the exercise of the option, a "qualifying" disposition, the subsequent sale of the shares of Common Stock will give rise to ordinary income in an amount equal to the lesser of the 15% discount or the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid for the Common Stock. Any additional gain or loss recognized on the disposition of the stock will be long-term capital gain or loss. The Company will not have a deductible expense as a result of the purchase of stock under the plan unless there is a "disqualifying" disposition, as described in the next paragraph.

     In contrast, if the participant sells the shares of Common Stock within two years after the date the option was granted or within one year after the exercise of the option, a "disqualifying" disposition, the participant will recognize ordinary income in an amount equal to the difference between the fair market value on the date of exercise and the option exercise price. Any additional gain or loss recognized on the disposition of the stock will be a capital gain or loss. The Company may take a deduction in the amount of any ordinary income recognized by the employee.

New Plan Benefits

      The following table sets forth the number of shares of Common Stock purchased under the Company's ESPP during the fiscal year ending June 30, 2003 by each of (i) the officers listed in the Summary Compensation Table, (ii) the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group:

                      THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                      -------------------------------------

                                                                                                      NUMBER OF
                                          EMPLOYEES (1)                                                 SHARES
                                          -------------                                               ---------
David C. Graef....................................................................................         611
Raymond F. Kunzmann...............................................................................         609
Lutz P. Henckels, Consultant......................................................................       2,828
All directors who are not executive officers of the Company as a group............................       2,828
All present executive officers of the Company as a group..........................................         611
All employees of the Company, including all other current officers, as a group....................      58,073


(1) Does not include directors or officers who have not purchased shares of Common Stock under the Company's Employee Stock Purchase Plan.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDED AND RESTATED 1995 EMPLOYEE STOCK PURCHASE PLAN.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to all compensation awarded to, earned by, or paid to (i) the Chief Executive Officer of the Company during fiscal 2003, (ii) the four highest compensated executive officers who were serving as executive officers at the end of fiscal 2003 and (iii) one additional officer for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at the end of fiscal 2003 (collectively, the "Named Executive Officers"):

                                                                             LONG - TERM COMPENSATION
                                                 ANNUAL COMPENSATION                 AWARDS
                                                 -------------------      -------------------------------
                                                                            RESTRICTED     SECURITIES       ALL OTHER
                                                                BONUS         STOCK        UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR    SALARY ($)       ($) (1)    AWARDS ($) (3)  OPTIONS (#)         ($)
----------------------------          ----    -----------      -------    --------------  -----------         ---

Thomas H. Reslewic..................  2003        380,000       36,667              -             -            10,800    (4)
  President, Chief Executive Officer  2002        337,846            -          9,513        50,000            10,800    (4)
                                      2001        280,677      195,845              -             -            10,800    (4)

R. Scott Bausback (2)...............  2003        250,000       25,000              -        50,000             6,442    (5)
  Executive Vice President, Chief     2002        209,615            -              -       100,000           125,811    (5) (6)
  Operating Officer                   2001              -            -              -             -                 -

Conrad J. Fernandes.................  2003        243,180       55,250              -        10,000             5,055    (5) (7)
  Vice President, Worldwide Sales     2002        200,254            -              -        20,000            21,449    (5) (7)
                                      2001        207,173       20,000              -             -            20,860    (5) (7)

David C. Graef......................  2003        180,000       11,667              -        30,000             5,688    (5)
  Vice President, Chief Technology    2002        180,000            -         45,117         7,100             5,269    (5)
  Officer                             2001        173,461       46,500              -        20,000             2,590    (5)

Scott D. Kantor ....................  2003        167,462       26,187              -        15,000            14,239    (4) (5)
  Vice President, Finance, Chief      2002        145,653       35,107              -        11,868            15,211    (4) (5)
  Financial Officer, Secretary and    2001        141,231       40,176              -             -            11,397    (4) (5)
  Treasurer as of February 1, 2003

  Raymond F. Kunzmann...............  2003        220,000       32,595              -        30,000            17,309    (4) (5)
   Vice President, Finance, Chief     2002        220,000           -          31,205        12,000            17,392    (4) (5)
   Financial Officer, Secretary       2001        220,000       86,100              -        50,000            11,858    (4) (5)
   Treasurer until January 31, 2003

--------

     (See legend on following page)

(1) Bonuses paid reflect amounts earned and accrued in the current fiscal year.
(2)      Mr. Bausback's employment with LeCroy commenced in August 2001.
(3) Restricted shares vest ratably over three years. The closing market price of LeCroy's common stock on the date of grant August 7, 2001 was $21.67.
(4)      Includes $10,800 for automobile allowance.
(5) Includes amounts paid to individual 401(k) accounts as a matching contribution by LeCroy. For Mr. Bausback, the 401(k) match was $6,442 and $1,683 in fiscal 2003 and 2002, respectively; for Mr. Fernandes, the 401(k) match was $3,380, $4,101 and $2,660 in fiscal 2003, 2002 and
         2001, respectively; for Mr. Graef, the 401(k) match was $5,688, $5,269 and $2,590 in fiscal 2003, 2002 and 2001, respectively; for Mr. Kantor, the 401(k) match was $3,439, $4,411 and $597 in fiscal 2003, 2002 and
         2001, respectively; for Mr. Kunzmann, the 401(k) match was $6,509, $6,592 and $1,058 in fiscal 2003, 2002 and 2001, respectively.
(6) Includes a $124,128 moving and relocation payment in accordance with Mr. Bausback's employment agreement.
(7) Related to an overseas employment assignment, LeCroy reimbursed Mr. Fernandes $1,675 for the preparation of income tax returns in fiscal 2003, $17,348 of foreign tax reimbursements in fiscal 2002 and a cost-of-living allowance of $18,200 in fiscal 2001.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

     The following table sets forth information concerning the exercise of stock options during fiscal year 2003 by each of the named executive officers and the fiscal year-end value of unexercised options.

                                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                  OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END(1) $
                                 SHARES                           -------------------------      -------------------------
                               ACQUIRED ON          VALUE                EXERCISABLE/                  EXERCISABLE/
NAME                           EXERCISE (#)      REALIZED ($)           UNEXERCISABLE                  UNEXERCISABLE
----                          ---------------    -------------    ---------------------------    --------------------------
Thomas H. Reslewic.........            -                 -          272,187   /   60,378              73,146  /         -
R. Scott Bausback..........            -                 -           25,000   /  125,000                   -  /         -
Conrad J. Fernandes........            -                 -           56,246   /   27,500              10,819  /         -
David C. Graef.............            -                 -           72,224   /   59,075              20,486  /         -
Scott D. Kantor............            -                 -           29,868   /   31,000                   -  /         -
Raymond F. Kunzmann........            -                 -           55,500   /   56,500                   -  /         -

---------

(1) Calculated on the basis of the fair market value of our Common Stock on June 27, 2003 ($10.27), less the applicable option exercise price.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during fiscal year 2003 to each of the Named Executive Officers.

                                                INDIVIDUAL GRANTS
                                        -------------------------------                  POTENTIAL REALIZABLE
                                NUMBER OF   PERCENT OF TOTAL                                VALUE AT ASSUMED
                                SECURITIES      OPTIONS                               ANNUAL RATES OF STOCK PRICE
                                UNDERLYING      GRANTED      EXERCISE OR                    APPRECIATION FOR
                                 OPTIONS    TO EMPLOYEES IN  BASE PRICE  EXPIRATION           OPTION TERM
   NAME                         GRANTED(#)    FISCAL YEAR     ($/SHARE)     DATE         5%($)         10%($)
   ----                         ----------    -----------     ---------     ----         ------        ------
Thomas H. Reslewic............          -             -              -           -           -                -
R. Scott Bausback.............     50,000          11.4          10.49     7/22/12      329,855         835,918
Conrad J. Fernandes...........     10,000           2.3          10.49     7/22/12       65,971         167,184
David C. Graef................     30,000           6.8          10.49     7/22/12      197,913         501,551
Scott D. Kantor...............     15,000           3.4          10.49     7/22/12       98,957         250,775
Raymond F. Kunzmann...........     30,000           6.8          10.49     7/22/12      197,913         501,551


     Options described in this table were issued under our Amended and Restated 1993 Stock Incentive Plan (the "1993 Plan"), and consist primarily of incentive stock options, as permitted by the 1993 Plan. The options have a term of ten years from the date of grant, were issued with an exercise price equal to the fair market value of a share of Common Stock at the time of grant and vest annually in 25% increments over four years. If the employment of a member of the management group, which includes the individuals described in this table, terminates by reason of early retirement, his vested options may thereafter be exercised in full if permitted by the Board of Directors, or otherwise only to the extent they were exercisable at time of early retirement for three months from the date of termination or the stated period of the option, whichever is shorter. Upon death of an optionee, the vested options are exercisable for twelve months from the date of death, or the expiration of the option period, whichever is shorter.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have adopted a policy that all transactions between us and our officers, directors and affiliates must be on terms no less favorable to us than those that could be obtained from unrelated third parties and must be approved by a majority of the disinterested members of the Board of Directors.

     On October 20, 2000, the Compensation Committee approved a $250,000 five-year loan to Thomas H. Reslewic, then LeCroy's President, secured by Mr. Reslewic's non-qualified stock options. The loan accrues interest at 9.5% compounded annually with interest payable at the maturity of the loan. If Mr. Reslewic remains an employee of LeCroy for the entire five-year term of the loan or is terminated without cause prior to the maturity date of the loan, we will forgive the loan principal and all accrued interest.

     During fiscal 1999, we pledged an $180,000 certificate of deposit with a commercial lender as collateral for a loan obtained by Mr. Reslewic.

     On January 18, 2002, we entered into an employment and separation agreement with Mr. Henckels under which we will, through January 18, 2004, pay Mr. Henckels an aggregate salary of $1,000,000 and provide him with benefits that are consistent with the benefits provided under our benefit plans, practices, programs and policies. Under the terms of this agreement, Mr. Henckels has agreed to devote approximately ten percent of his full time and attention to our business and affairs in the capacity of special adviser to the Chief Executive Officer until January 18, 2004.

     On January 6, 2003, we entered into a separation agreement with Mr. Kunzmann under which we will, through July 31, 2004, pay Mr. Kunzmann $310,000 per year and provide him with a car allowance of $10,800 per year and benefits that are consistent with the benefits provided under our benefit plans, practices, programs and policies.

     On September 25, 2003, the Company repurchased 500,000 shares of its Series A Convertible Redeemable Preferred Stock from various affiliates of Advent International Corporation, including Advent Partners Limited Partnership, for an aggregate purchase price of $23,000,000. Mr. Kingsley is a Managing Director of Advent International Corporation and a limited partner of Advent Partners Limited Partnership. For information regarding Mr. Kingsley's beneficial ownership of these shares see "Security Ownership Of Certain Beneficial Owners and Management."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of our Compensation Committee during the most recently completed fiscal year were Allyn C. Woodward, Jr., Charles A. Dickinson and William G. Scheerer. During such time, no member of the Compensation Committee was a current or former officer or employee of LeCroy and no executive officer of LeCroy served as a director or as a member of the compensation or equivalent committee of another entity, one of whose executive officers served as a director of LeCroy or on LeCroy's Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any prior or future filing made by LeCroy under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that LeCroy specifically incorporates such information by reference.

     The Compensation Committee of the Board of Directors is comprised solely of independent, non-employee directors. The Compensation Committee reviews and approves all compensation plans, benefit programs, and perquisites for executives and other employees. The Compensation Committee sets the salary of the Chief Executive Officer ("CEO"), periodically reviews the job performance of the CEO, sets relative relationships between the CEO salary and the salary of other key executives, and recommends to the Board of Directors the compensation program for directors. Prior to the expiration of the Amended and Restated 1993 Stock Incentive Plan on January 4, 2003, the Compensation Committee reviewed and approved management recommendations for stock option grants.

COMPENSATION PHILOSOPHY

     Our executive compensation program has been designed to attract and retain exceptional executives who seek a long-term association with us and who enjoy the challenge of pay for performance. The basic program consists of two cash compensation components: base salary and a performance-based annual bonus. A third component, ownership-linked equity based plans, is used for executive retention, to attract new key people, to recognize accomplishments under individually tailored business growth programs and to align the long-term interests of eligible executives with those of the stockholders. Covered executives also participate in benefit plans generally available to employees.

BASE SALARY

     Base salary for the CEO and other executives is set annually taking into consideration our sales and profit growth, overall job performance, and the executive pay levels of corporations of a similar size. The Compensation Committee utilizes, as a reference, up-to-date information on compensation practices of other companies from several independent sources. Base salary is then set so as to represent no more than 70% of total attainable compensation, the balance of which is fully contingent upon the achievement of both qualitative and quantitative levels of performance and stockholder return.

ANNUAL CASH INCENTIVES

     Our pay for performance annual bonus program is a cash-based compensation component for senior executives of LeCroy. Executives in this program earn a bonus set by specific performance levels in areas applicable to their individual business units. The program is designed to reward efficient, profitable performance with the highest payout. The intent is to encourage management decisions that will provide us with the best financial results.

EQUITY BASED PLANS

     The third compensation component is an ownership-linked equity based program, which provides long-term incentives to executives that are aligned with the interests of LeCroy's stockholders. Stock options, granted at market price, typically vest annually in 25% increments over four years or 50% after the second year and 25% for the third and fourth years. A longer-term perspective is established by the sequential vesting of options. The program is designed to encourage senior executives to be long-term stockholders and to have owner concern and care for LeCroy as a whole. The intent of the option program is to provide an executive with the opportunity for financial gain which is larger than the cumulative annual bonuses but which takes much longer to achieve; and which requires meaningful long-term growth in the market price of our Common Stock for the gain to be realized.

     The size and frequency of option grants are based on level of responsibility, our performance as a whole and the executive's personal performance. Annually, both financial and non-financial specific goals are set, aimed at building future marketplace strengths and achieving corporate success factors. Other option grants may be made based upon management's specific recommendations, and review and approval by the Compensation Committee. Grants are made from a pool of shares defined by the Compensation Committee.

     Restricted stock awards, which vest annually in 33% increments, have also been granted to certain selected key employees. The restricted stock is subject to forfeiture in the event we terminate the recipient with "cause."

     Our stockholder proposal at the 2002 Annual Meeting to approve the amendment and restatement of the 1993 Plan, which would have extended the termination date of the 1993 Plan from January 4, 2003 to January 4, 2008, was withdrawn from consideration by the Board of Directors and was not voted on by the stockholders at the 2002 Annual Meeting. Accordingly, the 1993 Plan expired on January 4, 2003. On September 16, 2003, our Board of Directors voted to: (i) adopt, subject to stockholder approval, the Company's 2003 Stock Incentive Plan and (ii) amend, subject to stockholder approval, the Company's 1995 Employee Stock Purchase Plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In September 2001, we appointed Mr. Thomas H. Reslewic CEO, effective January 2, 2002, replacing Mr. Lutz P. Henckels. On January 2, 2002, we entered into an employment agreement with Mr. Reslewic that provides for an annual base salary of $380,000, which is considered to be at approximately the median base compensation level paid to chief executive officers of corporations of a similar size and complexity to us.

     For fiscal 2003, Mr. Reslewic's bonus, earned as a result of current year performance measurements, was $36,667, and represented 9.7% of his base salary. This compares to fiscal 2002 when his bonus was zero. Mr. Reslewic will receive an annual cash bonus in fiscal 2004 of up to $285,000 contingent upon the achievement of both qualitative and quantitative levels of performance and stockholder return.

     Mr. Reslewic's employment agreement also provides that in the event of our termination of Mr. Reslewic's employment without "just cause" or by Mr. Reslewic for "good reason" (including an acquisition, a change in control or a hostile takeover) he will be entitled to one-year severance of a base salary and bonus. In addition, all stock options and restricted stock held by Mr. Reslewic will become immediately exercisable and he shall be entitled to continued life and medical insurance coverage, to the extent permissible under the relevant plans.

EMPLOYMENT AND OTHER AGREEMENTS

     In August 2001, we entered into an employment agreement with Mr. Bausback which provides for a base salary of $250,000 and a target bonus of $150,000, as well as a moving and relocation reimbursement. The agreement provides that, in the event we terminate Mr. Bausback without "just cause," he will be entitled to a one-year severance, which includes a base salary and target bonus, as well as continued coverage under our life and medical insurance policies. Moreover, any unvested stock options that would vest within six months succeeding his termination will vest immediately. In the event Mr. Bausback is terminated due to an acquisition, Mr. Bausback will be entitled to one and a half years severance as well as continued life and medical insurance coverage, to the extent permissible under the relevant plans, and all unvested stock options will vest immediately.

POLICY REGARDING DEDUCTIBILITY OF COMPENSATION

     Internal Revenue Code Section 162(m) generally limits the tax deduction to $1 million for compensation paid to the CEO and four other highly compensated executive officers of LeCroy. Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to insure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance. Towards this end, our proposed 2003 Stock Incentive Plan and our Amended and Restated 1993 Stock Incentive Plan are structured such that the stock options qualify as performance related compensation that is not subject to the deductibility limitation imposed by Section 162(m).

Compensation Committee:

Allyn C. Woodward, Jr., Chairman
Charles A. Dickinson
William G. Scheerer

                             AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any prior or future filing made by LeCroy under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that LeCroy specifically incorporates such information by reference.

     The Audit Committee is governed by a written charter approved by the Board of Directors. In accordance with our written charter, we assist LeCroy's Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of LeCroy's accounting, auditing and financial reporting processes. LeCroy's management is responsible for its financial reporting process, including its system of internal control, and for the preparation and presentation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. LeCroy's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. Our responsibility is to monitor and review these processes. A copy of the Restated Audit Committee Charter is attached to this Proxy Statement in Appendix C.

     In the performance of our oversight function, we reviewed and discussed the audited consolidated financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the significant judgments, and the clarity of the disclosures in the consolidated financial statements. We also discussed these audited consolidated financial statements with LeCroy's independent auditors (both with and without the presence of management). Our discussions with the independent auditors included matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect.

     We also discussed with LeCroy's independent auditors their independence and any relationship that might affect their objectivity or independence. In connection with these discussions, we received and reviewed the communications from KPMG LLP ("KPMG") required by Independence Standards Board Standards No. 1, "Independence Discussions with Audit Committees." Finally, we have considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence. Based on these discussions, we are not aware of any relationship between the independent auditors and LeCroy that affects the objectivity or independence of the independent auditors.

     Based on the considerations referred to above, we recommended to LeCroy's Board of Directors (and the Board of Directors has approved) that LeCroy's audited consolidated financial statements for fiscal 2003 be included in the 2003 Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

Audit Committee:

Robert E. Anderson, Chairman
Peter H. Kamin
William G. Scheerer

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

         KPMG and our prior independent auditor, Ernst and Young LLP ("E&Y"), billed us fees for the following services in fiscal 2003 and 2002, respectively.

                                                                  FISCAL YEAR ENDED
                                                              2003                  2002

         Audit Fees(1)                                 $        308,000       $        413,200
         Audit-Related Fees                                          --                     --
                                                        ----------------       ----------------
         Total audit and audit-related fees                     308,000                413,200
         Tax fees(2)                                             38,150                 34,500
         All Other Fees                                             --                      --
                                                        ----------------       ----------------
               Total Fees                              $        346,150       $        447,700
                                                        ================       ================

(1) Includes fees for statutory audits, consents, assistance with and review of documents filed with the Securities and Exchange Commission (the "SEC") and other attest services. Fiscal 2003 audit fees include $20,000 billed by E&Y for professional services rendered for the quarterly review of our first quarter condensed consolidated financial statements included on Form 10-Q prior to KPMG's appointment as our independent auditor.

(2) Includes fees for tax compliance, tax planning and tax advice. Fiscal 2003 tax fees include $4,150 billed by E&Y for expatriate tax compliance services.

     Consistent with SEC rules, the Audit Committee has the responsibility for appointing, setting compensation for and overseeing the work of the independent auditors. As such, the Audit Committee has established a policy of pre-approving all audit and permissible non-audit services provided to us by KPMG. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. None of the fees set forth above relate to engagements for which the pre-approval requirement was waived.

CHANGE IN INDEPENDENT AUDITOR

     On November 27, 2002, the Board of Directors of LeCroy, upon the recommendation of its Audit Committee, approved the dismissal of E&Y as its independent public accountants, effective November 27, 2002, and authorized the engagement of KPMG, to serve as its independent public accountants for the fiscal year ending June 30, 2003.

     E&Y's reports on our consolidated financial statements for the two years ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended June 30, 2002, and through the effective date of E&Y's dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports; and there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     We provided E&Y with a copy of the foregoing disclosures and requested that E&Y provide a letter addressed to the SEC stating whether or not it agrees with them. E&Y's letter to the SEC dated December 4, 2002 is incorporated herein by reference to Exhibit 16 of our Form 10-K filed on September 22, 2003.

     During the two years ended June 30, 2002, and through the effective date of E&Y's dismissal, we did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                PERFORMANCE GRAPH

     The performance graph set forth below compares the cumulative total stockholder return of our Common Stock for the last five fiscal years through the fiscal year ended June 30, 2003 with that of the U.S. Nasdaq(R) stock market index, and a peer group comprised of the S&P Information Technology index. The graph assumes an investment of $100 on June 30, 1998 and the reinvestment of dividends (where applicable). The comparisons in this table are set forth in response to SEC disclosure requirements, and are not intended to forecast or be indicative of future performance of the Common Stock.


                            COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG LECROY CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
                       AND THE S&P INFORMATION TECHNOLOGY (PEER GROUP) INDEX

                                                                    Cumulative Total Return
                                                 -----------------------------------------------------------------
                                                      6/98       6/99       6/00       6/01       6/02       6/03

LECROY CORPORATION                                  100.00     103.55      43.17     111.34      52.02      41.88
NASDAQ STOCK MARKET (U.S.)                          100.00     143.67     212.43     115.46      78.65      87.33
S & P INFORMATION TECHNOLOGY (PEER GROUP)           100.00     169.08     248.55     118.71      72.37      77.80


* $100 invested on 6/30/98 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

Copyright (c) 2002, Standard & Poor's a division of the McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of the outstanding shares of the Company's Common Stock to file certain reports on Securities and Exchange Commission Forms 3, 4, and 5 with respect to their beneficial ownership of the Company's equity securities.

     Based solely upon a review of the copies of such reports and amendments thereto furnished to us and written representations from the reporting persons, we believe that all of our directors, executive officers and greater than 10% stockholders have timely filed all reports required under Section 16(a), except that: Lutz P. Henckels filed late reports for transactions occurring in November 2002 and May 2003; Walter O. LeCroy, Jr. filed late reports for five transactions in July 2002, four transactions in August 2002, five transactions in September 2002, four transactions in October 2002, one transaction in November 2002 and three transactions in December 2002; and Charles A. Dickinson, Robert E. Anderson, Peter H. Kamin, Douglas A. Kingsley, William G. Scheerer, and Allyn C. Woodward, Jr. each filed a late report for a transaction in November 2002. We believe that these failures to file reports on a timely basis were inadvertent.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Audit Committee appointed KPMG as independent auditors for the Company for the fiscal years ended June 30, 2003 and 2004. A representative of KPMG will be present at the Annual Meeting and will be available to respond to appropriate questions and, if they desire, will have the opportunity to make a statement.

                            PROPOSALS BY STOCKHOLDERS

     In order for a proposal of a stockholder to be included in the Board of Directors' Proxy Statement for our 2004 Annual Meeting, it must be received at our principal executive office on or before June 24, 2004, pursuant to SEC Rule 14a-8 under the Exchange Act. Such a proposal must comply with the requirements as to form and substance established by the SEC in order to be included in the Proxy Statement.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented at the Annual Meeting other than that which is set forth in this Proxy Statement. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters should properly come before the Annual Meeting, including voting for election of a Director in place of any person named in the proxy who may not be available for election.


     REGARDLESS OF WHETHER YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, IT WOULD BE APPRECIATED IF YOU WOULD COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

APPENDIX A

                               LECROY CORPORATION

                            2003 STOCK INCENTIVE PLAN

1.       PURPOSES OF THE PLAN.

         The purposes of this 2003 Stock Incentive Plan (the "2003 Plan") of LeCroy Corporation (the "Company") are to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain employees and consultants of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees and consultants of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.       DEFINITIONS.

         (a) "Accelerate," "Accelerated," and "Acceleration," when used with respect to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares.

         (b)      "Acquisition" means

                           (i) a merger or consolidation in which securities
                  possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

                           (ii) the sale, transfer, or other disposition of all
                  or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

         (c) "Beneficial Ownership" means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" shall mean the Board acting in such capacity.

         (f) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) any person or related group of persons (other
                  than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

                           (ii) over a period of 36 consecutive months or less,
                  there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

         (g) "Common Stock" means the authorized common stock of the Company.

         (h) "Company" means LeCroy Corporation.

         (i) "Eligible Employee" means any person who is, at the time of the grant of an Option or Restricted Stock Award, an employee (including officers and employee directors) or consultant of the Company or any Subsidiary.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

         (k) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

         (l) "Hostile Takeover" means a change in ownership of the Company effected through the following transaction:

                           (i) any person or related group of persons (other
                  than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, and

                           (ii) more than 50% of the securities so acquired in
                  such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

         (m) "Participant" means any Eligible Employee selected to receive an Option or Restricted Stock Award pursuant to Section 5.

         (n) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance are met.

         (o) "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code and regulations thereunder.

         (p) "Option" means an Incentive Stock Option or a nonqualified stock option.

         (q) "Plan" means this 2003 Stock Incentive Plan as set forth herein and as amended and/or restated from time to time.

         (r) "Subsidiary" means any subsidiary corporation (as defined in Section 424(f) of the Internal Revenue Code) of the Company.

         (s) "Takeover Price" means, with respect to any Incentive Stock Option, the Fair Market Value per share of Common Stock on the date such Option is surrendered to the Company in connection with a Hostile Takeover, or in the case of a nonqualified Option, such Fair Market Value or, if greater, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.

3.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 910,167 shares.

         (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

         (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in
Section 3(a) and may again be made subject to Options or Restricted Stock
Awards.

4.       ADMINISTRATION OF THE PLAN.

         (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

         (b) The Plan will be administered by the Committee, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee shall determine the Eligible Employees to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

         (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5.       GRANTS.

         (a) The Committee shall determine and designate from time to time those Eligible Employees who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

         (b) No person will be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary. This will not apply if, at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and by its terms, it is not exercisable after the expiration of five years from the date of grant. Subject to adjustment in accordance with the provisions of Section 8 of the Plan, (i) no person may in any year be granted Options or Restricted Stock Awards with respect to more than 300,000 shares of Common Stock, and (ii) no more than an aggregate of 910,167 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan.

6.       TERMS AND CONDITIONS OF STOCK OPTIONS.

         (a) The price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided, however, that, notwithstanding anything in the Plan to the contrary, unless approved by the holders of a majority of shares present and entitled to vote at a duly convened meeting of stockholders of the Company (i) the purchase price of any Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option, (ii) the purchase price of any Option may not be reduced after the date of grant of such Option, and (iii) the Company will not cancel an outstanding stock option and grant a replacement option with a lower exercise price.

         (b) Each Option shall be exercisable at such time or time, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). The Option shall expire no later than three months following termination of the optionee's employment or consulting relationship with the Company or a Subsidiary, except in the event that such termination is due to death or disability, in which case the Option may be exercisable for a maximum of twelve months after such termination. In any event, the Option shall expire no later than the tenth anniversary of the date of grant.

         (c) Unless the Compensation Committee otherwise determines (whether at the time the Option is granted or otherwise), upon the exercise of an Option, the purchase price will be payable in full in cash.

         (d) Incentive Stock Options may be granted under the Plan only to employees of the Company or a Subsidiary, and the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by the Internal Revenue Code. Any Options that purport to be Incentive Stock Options but which are granted to persons other than employees of the Company or a Subsidiary shall be, and any Options that purport to be Incentive Stock Options but are granted in amounts in excess of those specified in this Section 6(d), shall to the extent of such excess be, nonqualified Options.

         (e) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

         (f) Subject to the short-swing profit restrictions of the Federal securities laws, each Option granted to any officer of the Company may provide that upon the occurrence of a Hostile Takeover, such Option, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option cancellation and cash distribution.


7.       TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

         (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

                  (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire, unless the Committee determines otherwise.

                  (ii) The Committee shall provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

                  (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

                  (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

         (b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant, provided, however, that the restrictions on Restricted Stock Awards shall not fully lapse in less than three years from the date of grant, or not less than one year from the date of grant if such restrictions also require the achievement of one or more predetermined performance objectives. In the event a holder of a Restricted Stock Award ceases to be an employee or consultant of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment or consulting relationship terminates will be returned to or repurchased by the Company unless the Committee determines otherwise.

         (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8.       ADJUSTMENT PROVISIONS.

         (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the amendment and restatement of the Plan as of September 16, 2003. Subject to Section 8(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

         (b) The Committee shall have discretion to provide for the Acceleration of one or more outstanding Options held by employees and the vesting of unvested shares held by employees as Restricted Stock Awards upon the occurrence of a Change in Control of the Company. Such Accelerated vesting may be conditioned on the subsequent termination of the affected optionee's employment. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option Term.

         (c) In the event of an Acquisition: The unvested shares of Common Stock held by employees as Restricted Stock Awards shall immediately vest in full, except to the extent that the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity; and all outstanding Options held by employees will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic Acceleration of one or more outstanding Options held by employees that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) the subsequent termination of one or more of the Company's repurchase rights with respect to shares held by employees as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise terminate at that time, in the event that the employment of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

         (d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

         (e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of such sections, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.       GENERAL PROVISIONS.

         (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of or as a consultant to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment or consulting relationship of any Participant at any time, with or without cause.

         (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

         (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

         (d) The Committee shall adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. With respect to any nonqualified stock option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the nonqualified stock option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

         (e) No Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

         (f) The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant; in each case, such new Options to have an exercise price per share based upon the Fair Market Value of the Common Stock as of the new grant date (i.e., the purchase price under a new Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such new Incentive Stock Option (110%, if the grantee of such new Incentive Stock Option is a greater-than-10% stockholder of the Company, as set forth in Section 5(b) above)). Subject to the provisions of
Section 6(d), such new Option shall be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

         (g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10.      AMENDMENT AND TERMINATION.

         (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company if an amendment or modification would change the eligibility requirements of the Plan, extend the term of the Plan, or increase the number of shares of Common Stock subject to grant as Options or Restricted Stock Awards under the Plan.

         (b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

         (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

11.      EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

         The Plan shall become effective upon its adoption by the Board on September 16, 2003, subject to subsequent approval by the Company's stockholders. The Plan will terminate on October 29, 2013.

                       [Letterhead of LeCroy Corporation]


                               ____________, 20__


[Name of officer]

----------------------------

----------------------------

         Re:    Letter Agreement -- Treatment of Options after Hostile Takeover

Dear ____________:

         This is to confirm the agreement of LeCroy Corporation (the "Company") and you with respect to all stock options previously granted to you under the Company's 2003 Stock Incentive Plan (the "Plan"). Capitalized terms used and not otherwise defined in this Letter Agreement have the respective meanings ascribed to them in the Plan.

         We hereby agree as follows: Subject to the short-swing profit restrictions of the Federal securities laws, upon the occurrence of a Hostile Takeover, [if you are then an officer of the Company,] each Option granted to you under the Plan prior to the date of this Letter Agreement, and which at the time of such Hostile Takeover has been outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover.

         Please confirm your agreement to the foregoing by countersigning both of the enclosed copies of this Letter Agreement and returning one of them to the undersigned. This Letter Agreement will then constitute an agreement under seal governed by the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law).

                                               Very truly yours,

                                               LECROY CORPORATION



                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED TO:



----------------------------
       (signature)

                       [Letterhead of LeCroy Corporation]

                               ____________, 20__

[Name of officer]

----------------------------

----------------------------



         Re:  Letter Agreement -- Treatment of Options after Hostile Takeover


Dear ____________:

         This is to confirm the agreement of LeCroy Corporation (the "Company") and you with respect to certain options previously granted to you under the Company's 2003 Stock Incentive Plan (the "Plan"), as specified in the attached
Schedule 1 (the "Options"). Capitalized terms used and not otherwise defined in this Letter Agreement have the respective meanings ascribed to them in the Plan.

         We hereby agree as follows: Subject to the short-swing profit restrictions of the Federal securities laws, upon the occurrence of a Hostile Takeover, [if you are then an officer of the Company,] each of the Options that has then been outstanding for at least six months will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover.

         Please confirm your agreement to the foregoing by countersigning both of the enclosed copies of this Letter Agreement and returning one of them to the undersigned. This Letter Agreement will then constitute an agreement under seal governed by the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law).

                                                Very truly yours,

                                                LECROY CORPORATION




                                                By
                                                  ------------------------------
                                                  Name:
                                                  Title:


ACCEPTED AND AGREED TO:



----------------------------
        (signature)

APPENDIX B

                               LECROY CORPORATION

                              AMENDED AND RESTATED
                        1995 EMPLOYEE STOCK PURCHASE PLAN


            1. Definitions. As used in this Amended and Restated 1995 Employee Stock Purchase Plan (the "Plan") of LeCroy Corporation, the following terms have the respective meanings ascribed to them below:

           (a) Base Compensation means annual or annualized based compensation, exclusive of overtime, bonuses, contributions to employee benefit plans, and other fringe benefits.

           (b) Beneficiary means, with respect to any Participating Employee, the person designated as beneficiary on such Participating Employee's Membership Agreement or other form provided by the Company for such purpose, or if no such beneficiary is named, the person to whom the Option is transferred by will or under the applicable laws of descent and distribution.

           (c) Board means the board of directors of the Company, except that if and for so long as the board of directors of the Company has delegated its authority with respect to the Plan to the Committee pursuant to Section 4, then all references in this Plan to the Board will be deemed to refer to the Committee acting in such capacity.

           (d) Code means the Internal Revenue Code of 1986, as amended

           (e) Company means LeCroy Corporation.

           (f) Committee means the Compensation Committee of the Board.

          (g) Effective Date means the effective date of the Company's first registration statement to become effective in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

           (h) Eligible Employee means a person who is eligible under the provisions of Section 7 to receive an Option as of a particular Offering Commencement Date.

           (i) Employer means, as to any particular Offering Period, the Company and any Related Corporation that is designated by the Board as a corporation whose Eligible Employees are to receive Options as of that Period's Offering Commencement Date.

           (j) Market Value means, as of the Offering Commencement Date of the first Offering Period under this Plan, the initial public offering price at which shares of Stock are offered to the public, as specified in the Company's registration statement referred to above, and as of any other particular date,
(i) if the Stock is listed on a national securities exchange, the closing price of the Stock on such exchange on such date, (ii) if the Stock is not listed on a national securities exchange but is quoted through the National Association of

Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or any successor thereto, the last sale price of the Stock so quoted on such date, and (iii) if the Stock is not listed on a national securities exchange or quoted through the NASDAQ National Market System or any successor thereto, but is quoted through NASDAQ other than through the National Market System, or is otherwise publicly traded, the average of the closing bid and asked prices of the Stock so quoted or otherwise reported on such date.

           (k) Membership Agreement means an agreement whereby a Participating Employee authorizes an Employer to withhold payroll deductions from his or her Base Compensation.

           (l) Offering Commencement Date means the first business day of an Offering Period on which Options are granted to Eligible Employees.

           (m) Offering Period means (i) in the case of the initial Offering Period hereunder, the period running from the Effective Date to April 30, 1996, and (ii) in the case of each subsequent Offering Period, a semi-annual period running from May 1 to the next following October 31 or from November 1 to the next following April 30 during which options will be offered under the Plan pursuant to a determination by the Board.

           (n) Offering Termination Date means the last business day of an Offering Period, on which Options must, if ever, be exercised.

           (o) Option means an option to purchase shares of Stock granted under the Plan.

           (p) Option Shares means shares of Stock purchasable under an option

           (q) Participating Employee means an Eligible Employee to whom an Option is granted.

           (r) Plan means this Amended and Restated 1995 Employee Stock Purchase Plan of the Company, as amended from time to time.

           (s) Related Corporation means any corporation that is or during the term of the Plan becomes a parent corporation of the Company, as defined in
Section 424(e) of the Code, or a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

           (t) Stock means the common stock, $0.01 par value per share, of the Company.

           2. Purpose of the Plan. The Plan is intended to encourage ownership of Stock by employees of the Company and any Related Corporations and to provide an additional incentive for the employees to promote the success of the business of the Company and any Related Corporations. It is intended that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

           3. Term of the Plan. The Plan will become effective on the Effective Date. No Option may be granted under the Plan after November 30, 2006.

           4. Administration of the Plan. The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan. The Plan will be administered by the Board. The Board will determine which semi-annual periods will be Offering Periods in accordance with Section 8, and which (if any) Related Corporations will be Employers as to each Offering Period. The Board will have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms of Options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations of the Board under the Plan will be final and binding as to all persons having or claiming any interest in or arising out of the Plan, including the Company, its stockholders, and any and all Participating Employees. The Board may delegate all or any portion of its authority with respect to the Plan to the Committee, and thereafter until such delegation is revoked by the Board all powers under the Plan delegated to the Committee will be exercised by the Committee.

           5. Termination and Amendment of Plan. The Board may terminate or amend the Plan at any time; provided, however, that the Board may not, without approval by the holders of a majority of the outstanding shares of Stock, increase the maximum number of shares of Stock purchasable under the Plan or change the description of employees or classes of employees eligible to receive Options. Without limiting the generality of the foregoing, but subject to the foregoing proviso, the Board may amend the Plan from time to time to increase or decrease the length of any future Offering Periods and to make all required conforming changes to the Plan. No termination or amendment of the Plan may adversely affect the rights of a Participating Employee with respect to any Option held by the Participating Employee prior to such termination or amendment.

           6. Shares of Stock Subject to the Plan. No more than an aggregate of 684,783 shares of Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan (subject to automatic proportionate adjustment in the event of any other stock dividend, stock split, stock combination, recapitalization, or other similar event affecting the Common Stock and occurring after September 16, 2003). Shares to be delivered upon exercise of Options may be either shares of Stock that are authorized but unissued or shares of Stock held by the Company in its treasury. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option will become available for other Options granted under the Plan. At all times during which Options are outstanding, the Company will reserve and keep available sufficient shares of Stock to cover the exercise in full of such Options, and will pay all fees and expenses incurred by the Company in connection therewith.

           7. Persons Eligible to Receive Options. Each employee of an Employer will be granted an Option on each Offering Commencement Date on which such employee meets all of the following requirements:

           (a) The employee is customarily employed by an Employer for more than twenty hours per week and for more than five months per calendar year.

           (b) The employee will not, after grant of the Option, own Stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this paragraph (b), the rules of Section 424(d) of the Code will apply in determining the Stock ownership of the employee, and Stock that the employee may purchase under outstanding options will be treated as Stock owned by the employee.

           (c) Upon grant of the Option, the employee's rights to purchase Stock under all employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Related Corporations will not accrue at a rate exceeding $25,000 of Market Value of Stock (determined as of the grant date) for each calendar year in which such Option is outstanding at any time. The accrual of rights to purchase Stock will be determined in accordance with Section 423(b)(8) of the Code.

           8. Offering Commencement Dates. Options will be granted on the first business day of the period running from the Effective Date to April 30, 1996, and of each semi-annual period running from May 1 to the next following October 31 or from November 1 to the next following April 30 that is designated by the Board as an Offering Period. Following the initial Offering Period under the Plan (i.e., the period running from the Effective Date to April 30, 1996), all Succeeding semi-annual periods described above will be deemed Offering Periods without need of further Board action unless and until contrary action will have been taken by the Board prior to the beginning of what would otherwise be an Offering Period.

           9. Terms and Conditions of Options.

           9.1 General. All Options granted on a particular Offering Commencement Date will comply with the terms and conditions set forth in Sections 9.2 through 9.11. Subject to Sections 7(c) and 9.9, each Option granted on a particular Offering Commencement Date will entitle the Participating Employee to purchase that number of shares of Stock equal to the result of $12,500 (or such lesser amount as is selected by the Board, prior to the applicable Offering Commencement Date, and applied uniformly during the Offering Period then beginning) divided by the Market Value of one such share on the Offering Commencement Date and then rounded down, if necessary, to the nearest whole number.

           9.2 Purchase Price. The purchase price of each Option Share will be 85% of the lesser of (a) the Market Value of a share of Stock as of the Offering Commencement Date or (b) the Market Value of a share of Stock as of the Offering Termination Date.

           9.3    Restrictions on Transfer.

           (a) Options may not be transferred otherwise than by will or pursuant to applicable laws of descent and distribution. During the lifetime of a Participating Employee, such Participating Employee's Options may not be exercised by anyone other than such Participating Employee.

           (b) The Optionee will agree in the Membership Agreement to notify the Company of any transfer of Option Shares within two years of the Offering Commencement Date for such Option Shares. The Company will have the right to place a legend on all stock certificates representing Option Shares instructing the transfer agent to notify the Company of any transfer of such Option Shares. The Company will also have the right to place a legend on all stock certificates representing Option Shares setting forth or referring to the restriction on transferability of such Option Shares.

           9.4 Expiration. Each Option will expire at the close of business on the Offering Termination Date or on such earlier date as may result from the operation of Sections 9.5 or 9.6.

           9.5 Termination of Employment of Optionee. If a Participating Employee ceases for any reason (other than death) to be continuously employed by an Employer, whether due to voluntary severance, involuntary severance, transfer, or disaffiliation of a Related Corporation with the Company, his or her Option will immediately expire, and the Participating Employee's accumulated payroll deductions will be returned by the Company. For purposes of this Section 9.5, a Participating Employee will be deemed to be employed throughout any leave of absence for military service, illness, or other bona fide purpose that does not exceed the longer of ninety days or the period during which the Participating Employee's- reemployment rights are guaranteed by statute (including without limitation the Veterans Reemployment Rights Act or similar statue relating to military service) or by contract. If the Participating Employee does not return to active employment prior to the termination of such period, his or her employment will be deemed to have ended on the ninety-first day of such leave of absence (or such longer period guaranteed by statute or by contract as provided above).

           9.6 Death of Optionee. If a Participating Employee dies, his or her Beneficiary will be entitled to withdraw the Participating Employee's accumulated payroll deductions, or to purchase shares on the Offering Termination Date to the extent that the Participating Employee would be so entitled had he or she continued to be employed by an Employer. The number of shares purchasable will be limited by the amount of the Participating Employee's accumulated payroll deductions as of the date of his or her death. Accumulated payroll deductions will be applied by the Company toward the purchase of shares only if the Participating Employee's Beneficiary submits to the Employer not later than the Offering Termination Date a written request that the deductions be so applied. Accumulated payroll deductions not withdrawn or applied to the purchase of shares will be delivered by the Company to the Beneficiary within a reasonable time after the Offering Termination Date.

           9.7 Capital Changes Affecting the Stock. In the event that, between the Offering Commencement Date and the Offering Termination Date with respect to an Option, a stock dividend is paid or becomes payable in respect of the Stock, or there occurs a split-up or contraction in the number of shares of Stock, the number of shares of Stock for which the Option may thereafter be exercised and the price to be paid for each such share will both be proportionately adjusted. In the event that, after the Offering Commencement Date, there occurs a reclassification or change of outstanding shares of Stock or a consolidation or merger of the Company with or into another corporation or a sale or conveyance, substantially as a whole, of the property of the Company, the Participating Employee will be entitled on the Offering Termination Date to receive shares of Stock or other securities equivalent in kind and value to the shares of Stock he or she would have held if he or she had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale, or conveyance and had continued to hold such shares (together with all other shares and securities thereafter issued in respect thereof) until the Offering Termination Date. In the event that there is to occur a recapitalization involving an increase in the par value of the Stock that would result in a par value exceeding the exercise price under an outstanding Option, the Company will notify the affected Participating Employee of such proposed recapitalization immediately upon its being recommended by the Board to the Company's shareholders, after which the Participating Employee will have the right to exercise his or her Option prior to such recapitalization; if the Participating Employee fails to exercise the Option prior to recapitalization, the exercise price under the Option will be appropriately adjusted. In the event that, after the Offering Commencement Date, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each Option will terminate, but the Participating Employee will have the right to exercise his or her Option prior to such dissolution or liquidation.

           9.8 Payroll Deductions. A Participating Employee may purchase shares under his or her Option during any particular Offering Period by completing and returning to the Company at least 15 days prior to the beginning of such Offering Period a Membership Agreement indicating a percentage (which will be a full integer between one and ten, inclusive) of his or her Base Compensation that is to be withheld each pay period (not to exceed an aggregate of $12,500 in any Offering Period). No Participating Employee will be permitted to change the percentage of Base Compensation withheld during an Offering Period. However, not more than once per Offering Period the Participating Employee may cancel his or her Agreement, and withdraw all (but not less than all) of his or her accumulated payroll deductions, by submitting a written request therefore to the Company not later than the close of business on the Offering Termination Date. The percentage of Base Compensation withheld may be changed from one Offering Period to another.

           9.9 Exercise of Options. On the Offering Termination Date the Participating Employee may purchase the number of shares purchasable by his or her accumulated payroll deductions, or if less, the maximum number of shares subject to the Option as provided in Section 9.1, provided that:

           (a) If the total number of shares that all Optionees elect to purchase, together with any shares already purchased under the Plan, exceeds the total number of shares that may be purchased under the Plan pursuant to Section 6, the number of shares that each Optionee is permitted to purchase will be decreased pro rata based on the Participating Employee's accumulated payroll deductions in relation to all accumulated payroll deductions currently being withheld under the Plan.

           (b) If the number of shares purchasable includes a fraction, such number will be adjusted to the next smaller whole number and the purchase price will be adjusted accordingly. Accumulated payroll deductions not withdrawn prior to the Offering Termination Date will be automatically applied by the Company toward the purchase of Option Shares, or to the extent in excess of the aggregate purchase price of the shares then purchasable by the Participating Employee, refunded to the Participating Employee, except that where such excess is less than the purchase price for a single share of Stock on the Offering Termination Date, such excess will not be refunded but instead will be carried over and applied to the purchase of shares in the first following Offering Period (subject to the possibility of withdrawal by the Participating Employee during such Offering Period in accordance with the terms of the Plan).

           9.10 Delivery of Stock. Except as provided below, within a reasonable time after the Offering Termination Date, the Company will deliver or cause to be delivered to the Participating Employee a certificate or certificates for the number of shares purchased by the Participating Employee. A stock certificate representing the number of Shares purchased will be issued in the participant's name only, or if his or her Membership Agreement so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises will require that the Company or the Participating Employee take any action in connection with the shares being purchased under the Option, delivery of the certificate or certificates for such shares will be postponed until the necessary action will have been completed, which action will be taken by the Company at its own expense, without unreasonable delay. The Optionee will have no rights as a shareholder in respect of shares for which he or she has not received a certificate.

           9.11 Return of Accumulated Payroll Deductions. In the event that the Participating Employee or the Beneficiary is entitled to the return of accumulated payroll deductions, whether by reason of voluntary withdrawal, termination of employment, or death, or in the event that accumulated payroll deductions exceed the price of shares purchased, such amount will be returned by the Company to the Participating Employee or the Beneficiary, as the case may be, not later than within a reasonable time following the Offering Termination Date applicable to the Option Period in which such deductions were taken. Accumulated payroll deductions held by the Company will not bear interest nor will the Company be obligated to segregate the same from any of its other assets.

APPENDIX C

                               LECROY CORPORATION
                        RESTATED AUDIT COMMITTEE CHARTER
                        EFFECTIVE AS OF DECEMBER 18, 2002

ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the adequacy of the charter at least annually and recommend any proposed changes to the board of directors for approval. The committee shall consist of at least three members. The members of the committee shall be members of, and appointed by, the board of directors and shall meet the independence and experience requirements of Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), NASDAQ and the rules and regulations of the SEC. At least one member of the committee shall be a "financial expert," as defined by the SEC.

PURPOSE

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company's internal audit function and independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and has the authority to engage and determine funding for independent counsel and other advisers as it determines necessary to carry out its duties.

Processes related to the internal audit function are applicable if and when the Company establishes an internal audit function.

DUTIES AND RESPONSIBILITIES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate:

     o The committee shall be directly responsible for the appointment, termination and oversight of the work of, and determination of funding for, the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the committee. The committee shall pre-approve all audit and permitted non-audit services provided by the independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the audit committee prior to the completion of the audit. The committee may delegate pre-approval authority to one or more designated members of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

     o At least annually, the committee shall obtain and review a report by the independent auditors describing:

          o    The firm's internal quality control procedures.

          o Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

          o All relationships between the independent auditor and the Company (to assess the auditor's independence).

     o The committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence.

     o The committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the requirements of
          Section 10A (1) of the Exchange Act and NASDAQ.

     o The committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     o The committee shall be responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full board take, appropriate action to oversee the independence of the independent auditors.

     o The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the internal control structure and procedures for financial reporting, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Principles of Business Conduct Policy).

     o The committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response.

     o The committee shall receive regular reports from the independent auditor on (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     o The committee shall review management's assertion on its assessment of the effectiveness of internal controls and procedures of the Company for financial reporting as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

     o The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     o The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

o The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

o The committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

o The committee shall review disclosures made to it by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q.

o The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

o The committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

o The committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC rules.

o The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                  DETACH HERE

                                     PROXY

                               LECROY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of LeCroy Corporation hereby appoints each of Thomas
H. Reslewic and Scott D. Kantor, as the undersigned's attorney-in-fact and proxy, with full powers of substitution and resubstitution, and hereby authorizes each of them, acting individually, to vote in the name of and on behalf of the undersigned all shares of the Common Stock of LeCroy
Corporation that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of LeCroy Corporation to be held on Wednesday, October 29, 2003, and at any adjounment or postponement thereof, with all powers that the undersigned would have if personally present.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE GIVEN, THE PROXIES WILL VOTE "FOR" THE ELECTION OF ALL LISTED NOMINEES AND "FOR" THE OTHER MANAGEMENT PROPOSALS AS LISTED ON THE REVERSE SIDE OF THIS CARD, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.


SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
  SIDE                                                                 SIDE

LECROY CORPORATION
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

---------------------------------
VOTE-BY-INTERNET

LOG ON TO THE INTERNET AND GO TO
HTTP://WWW.EPROXYVOTE.COM/XYZ.
---------------------------------
Go to http://www.eproxyvote.com/lcry
by midnight (Eastern Time) October 28,
2003.

OR

---------------------------------
VOTE-BY-TELEPHONE

CALL TOLL-FREE
1-877-PRX-VOTE
(1-877-779-8683)
---------------------------------
Call 1-877-PRX-VOTE by midnight
(Eastern Time) October 28, 2003.


  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

              DETACH HERE IF YOU ARE RETURNING YOUR PROXY BY MAIL

/X/ PLEASE MARK                                                          #LCR
    VOTES AS IN
    THIS EXAMPLE



       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.


1. To elect Directors for a term expiring in 2006
   (as set forth in the Proxy Statement).
   NOMINEES: (01) William G. Scheerer and (02) Allyn C. Woodward, Jr.

        FOR                          WITHHELD
        ALL    / /              / /  FROM ALL
      NOMINEES                       NOMINEES

/ / _____________________________
    For all nominee(s) except as written above.

                                                        FOR    AGAINST  ABSTAIN
2. To approve the 2003 Stock Incentive Plan (as set     / /      / /     / /
   forth in the Proxy Statement).

3. To approve the Amended and Restated 1995             / /      / /     / /
   Employee Stock Purchase Plan (as set forth in the
   Proxy Statement).

TO CHANGE YOUR ADDRESS, PLEASE MARK THIS BOX AND NOTE                    / /
YOUR NEW ADDRESS ON THE LEFT

PLEASE MARK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL                    / /
MEETING

IF YOU WITH TO SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, SEE
INSTRUCTIONS ABOVE.

NOTE: Please sign exactly as your name or names appear hereon. Joint owners should each sign. When signing as Executor, Administrator, Trustee, or Guardian, Etc., please add your full title. This proxy votes all shares held in all capacities.

DETACH AND RETURN IN THE ENCLOSED ENVELOPE.

Signature:___________________Date:_____  Signature:___________________Date:_____